Exhibit 10.6

                          GUARANTOR SECURITY AGREEMENT

      GUARANTOR SECURITY AGREEMENT, dated as of June 27, 2002, made by Boundless Corporation and Boundless Acquisition Corp. (the "Guarantors"), in favor of The CIT Group/Business Credit, Inc,. (the "Lender").

                                 R E C I T A L S

      WHEREAS, Lender has entered into a certain Financing Agreement, dated June 27, 2002 (the "Financing Agreement"), with Boundless Technologies, Inc. and Boundless Manufacturing Services, Inc. (collectively, the "Borrowers"); and

      WHEREAS, Guarantors have executed and delivered or are about to execute and deliver a guarantee in favor of Lender pursuant to which each Guarantor absolutely and unconditionally guarantees to Lender the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrowers to Lender.

      NOW, THEREFORE, each Guarantor hereby agrees with the Lender as follows:

      1. Defined Terms.

      1.1 Definitions. (a) Unless otherwise defined in this Agreement, capitalized terms shall have the meanings given to them in the Financing Agreement.

            (b) The following terms shall have the following meanings:

      "Accounts": as defined in the Code.

      "Accounts Receivable": all right, title and interest of each Guarantor to the Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect to the Accounts, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary.

      "Agreement": this Guarantor Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Chattel Paper": as defined in the Code.

      "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

      "Collateral": as defined in Section 2 of this Agreement.

      "Collateral Account": any collateral account established by the Lender in accordance with the provisions of this Agreement.

      "Commercial Tort Claims": any claim of either Guarantor arising in tort.

      "Contracts": all rights of each Guarantor under contracts and agreements to which each Guarantor is a party or under which each Guarantor has any right, title or interest or to which each Guarantor or any property of each Guarantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of each Guarantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Guarantor to damages arising out of, or with respect to any breach or default in respect thereof, and (c) all rights of each Guarantor to exercise all remedies thereunder, in each case to the extent the grant by each Guarantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other Person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other Persons (it being understood that the Guarantors shall each use its best efforts to secure such consents and that the Guarantors shall obtain the consent of all of their Affiliates that are necessary); provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Guarantors of a security interest pursuant to this Agreement in any Collateral or any money or other amounts due or to become due under any contract or agreement.

      "Copyrights": all copyrights, copyright registrations and copyright applications owned by the Guarantor, or in which such Guarantor acquires any right or interest, at any time prior to the termination of this Agreement.

      "Deposit Accounts": as defined in the Code.

      "Documents": all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Accounts, Equipment, General Intangibles, Inventory, Copyrights, Patents, Trademarks and Proceeds.

      "Equipment": as defined in the Code.

      "Fixtures": as defined in the Code.

      "General Intangibles": as defined in the Code; provided, however, that with respect to any general intangibles arising under any Contract or agreement, the term "General Intangibles" shall include such general intangibles only if the grant by each Guarantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not prohibited without the consent of any other Person, or is permitted with consent and all necessary consents to such grant of a security interest have been obtained from all such other Persons (it being understood that each Guarantor shall use its best efforts to secure such consents and that each Guarantor shall obtain the consent of all of its Affiliates that are necessary); provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by each Guarantor of a security interest pursuant


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

to this Agreement in any Account or any money or other amounts due or to become due under any Contract.

      "Instruments": as defined in the Code.

      "Inventory": as defined in the Code.

      "Investment Property": as defined in the Code.

      "Letter-of-Credit Rights": as defined in the Code.

      "Obligations": any and all obligations, liabilities and indebtedness of every kind, nature and description owing by each Guarantor to Lender, including principal, interest, charges, fees, costs and expenses whether arising under the Guaranty, this Agreement or otherwise, whether direct or indirect, whether now existing or hereafter arising.

      "Patents": all of the patents, patent registrations and patent applications are owned by each Guarantor, or in which each Guarantor acquires any right or interest, at any time prior to the termination of this Agreement.

      "Payment Intangibles": as defined in the Code.

      "Proceeds": as defined in the Code; provided, however, that the Proceeds include, without limitation, all cash and negotiable instruments received or held on behalf of the Lender pursuant to Section 4.8 of this Agreement.

      "Promissory Notes": as defined in the Code.

      "Supporting Obligations": as defined in the Code.

      "Trademarks" means all the trademarks, trademark registrations, tradenames and trademark applications owned by each Guarantor, or in which each Guarantor acquires any right or interest, at any time prior to the termination of this Agreement.

      1.2 Other Definitions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

            (b) The meanings given to terms defined in this Agreement shall be equally applicable to both the singular and plural forms of such terms.

      2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when and as due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Guarantor hereby grants to the Lender,


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

a security interest in all of the following property now owned or at any time hereafter acquired by each of the Guarantors (collectively, the "Collateral"):

            (a) all Accounts Receivable;

            (b) all Chattel Paper;

            (c) all Contracts;

            (d) all Commercial Tort Claims;

            (e) all Copyrights;

            (f) all Deposit Accounts;

            (g) all Documents;

            (h) all Equipment;

            (i) all Fixtures;

            (j) all General Intangibles, including Payment Intangibles;

            (k) all Instruments, including Promissory Notes;

            (l) all Inventory;

            (m) all Investment Property;

            (n) all Patents;

            (o) all Supporting Obligations;

            (p) all Trademarks;

            (q) all books and records pertaining to the Collateral;

            (r) Subject to the rights of the Existing Mortgagees in fixtures, all proceeds of any and all of the foregoing Collateral (including, without limitation, all Proceeds that constitute property of the types described in clauses (a) through (q) above) and, to the extent not otherwise included, all payments under insurance (whether or not the CIT is the loss payee thereof), any Commercial Tort Claims, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.


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

      3. Representations and Warranties. The Guarantors hereby represent and warrant that on the Closing Date:

      3.1 Title; No Other Liens. Except for the security interest granted to the Lender, each Guarantor owns each item of the Collateral applicable to it free and clear of any and all liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except for such agreements, statements and notices that have been filed (i) in favor of the Lender pursuant to this Agreement, and (ii) to perfect Permitted Encumbrances.

      3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement shall constitute valid and duly perfected security interests in the Collateral in favor of the Lender, and are prior to all other liens other than Permitted Encumbrances.

      3.3 Inventory and Equipment. All of the Inventory and the Equipment are kept at the locations set forth on Schedule 3.3 to this Agreement, as amended pursuant to Section 4.4 of this Agreement.

      3.4 Chief Executive Office; State of Incorporation. Each Guarantor's chief executive office, chief place of business and state of incorporation are set forth on Schedule 3.4 to this Agreement, as amended pursuant to Section 4.4 of this Agreement.

      3.5 Account Records. The location or locations at which each Guarantor keeps its records concerning the Accounts are set forth on Schedule 3.5 of this Agreement, as amended pursuant to Section 4.4 of this Agreement.

      4. Covenants. Each Guarantor covenants and agrees with the Lender from and after the Closing Date until this Agreement is terminated and the security interests created hereby are released:

      4.1 Maintenance of Insurance. (a) Each Guarantor shall maintain insurance policies in accordance with the requirements of the Financing Agreement.

            (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, and (ii) name the Lender as loss payee.

            (c) In the event any of the Guarantors fails to provide the Lender with timely evidence, acceptable to the Lender, of its maintenance of insurance coverage required pursuant to the Financing Agreement, the Lender may purchase, at the Guarantors' expense, insurance to protect the Lender's interests in the Collateral.

      4.2 Payment of Obligations. Each Guarantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind


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

(including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with generally accepted accounting principles with respect thereto have been provided on the books of each Guarantor and such proceedings do not involve any material risk of the sale, forfeiture or loss of any material part of the Collateral.

      4.3 Maintenance of Perfected Security Interest; Further Documentation. (a)
(a) Any financing statements required to be filed in order to create, in favor of the Lender, a first perfected security interest in the Collateral, subject only to the Permitted Encumbrances, shall have been properly filed in each office in each jurisdiction required in order to create in favor of the Lender a perfected lien on the Collateral. The Lender shall have received acknowledgement copies of all such filings (or, in lieu thereof, the Lender shall have received other evidence satisfactory to the Lender that all such filings have been made) and the Lender shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full. Upon each Guarantor's receipt of any interest in any Collateral after the Closing Date, each Guarantor shall promptly take all actions required to provide the Lender with a valid and duly perfected first priority security interest in such Collateral. Each Guarantor shall maintain the security interests created in favor of the Lender, in the Collateral pursuant to this Agreement as valid and duly perfected first priority security interests subject only to Permitted Encumbrances and shall defend such security interests against claims and demands of all Persons whomsoever.

            (b) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Guarantors, each Guarantors shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving all of the benefits, rights and powers granted to the Lender pursuant to this Agreement.

      4.4 Changes in Locations, Name, etc.

      Each Guarantor shall not permit any of the changes described below to occur unless (x) at least thirty (30) days prior to such change, the Lender shall have received written notice of such change and, upon request, an updated copy of each schedule to this Agreement that is required to be updated as a result of such change, and (y) all filings and notices have been made to maintain in favor of the Lender, a valid and duly perfected first priority security interest in the Collateral, subject to no liens other than Permitted
Encumbrances:

            (a) permit any change in the location of any Collateral, Inventory or Equipment to be kept at a location other than those set forth on Schedule 3.3 to this Agreement, as amended;

            (b) change the location of its chief executive office, chief place of business or state of incorporation from that set forth on Schedule 3.4 to this Agreement, as amended;


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

            (c) change the location of the place where it keeps its records concerning the Accounts from those set forth on Schedule 3.5 to this Agreement, as amended; or

            (d) change its name, identity or corporate structure to such an extent that any financing statement filed in favor of the Agent in connection with this Agreement would become inaccurate or misleading.

      4.5 Further Identification of Collateral. Each Guarantor shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all of which shall be in form and substance satisfactory to the Lender.

      4.6 Notices. The Guarantors shall advise the Lender promptly, in reasonable detail, at its addresses as set forth in the Financing Agreement, of:

            (a) any Lien (other than Permitted Encumbrances) on any Collateral; and

            (b) the occurrence of any other event that could, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the security interests created in favor of the Lender, in the Collateral pursuant to this Agreement or any other Loan Document, or (ii) the aggregate value of the Collateral.

      4.7 Indemnification. Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) with respect to, or resulting from, any failure or delay by the Guarantors in (a) paying any and all excise, sales or other taxes that may be payable or determined to be payable by the Borrower with respect to any of the Collateral, and (b) in complying with any Requirement of Law applicable to any of the Collateral. The provisions of this Section 4.7 shall survive the termination of this Agreement.

      4.8 Use and Disposition of Collateral. The Guarantors Borrower shall not
(i) make or permit to be made an assignment, pledge or hypothecation of the Collateral, and shall grant no other security interest in the Collateral (other than pursuant to the Loan Documents and except for any Permitted Encumbrances), or (ii) make or permit to be made any transfer of the Collateral, and shall remain at all times in possession of the Collateral other than transfers to the Lender pursuant to the provisions of this Agreement; provided, however, that notwithstanding the foregoing, the Borrower may use and dispose of the Collateral in any lawful manner not in violation of the provisions of this Agreement, Financing Agreement or any other Loan Document unless the Lender shall, after an Event of Default has occurred and during the continuance thereof, notify the Guarantor not to sell, convey, lease, assign, transfer or otherwise dispose of any Collateral.

      4.9 Collections on Accounts. (a) The Lender hereby authorizes the Guarantors to collect the Accounts, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default,


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

any payments of Accounts, when collected by each Guarantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Guarantor in the exact form received, duly indorsed by such Guarantor to the Lender if required, in a Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Lender and (ii) until so turned over, shall be held by such Guarantor in trust for the Lender, segregated from all other funds of such Guarantor.

            (b) At the Lender's request after the occurrence and during the continuance of an Event of Default, each Guarantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts (including, without limitation, all original orders, invoices and shipping receipt).

      5. Remedies.

      5.1 Notice to Account Debtors and Contract Parties. Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Guarantors shall notify account debtors on the Accounts and the other parties to the Contracts that the Accounts and the Contracts have been assigned to the Lender, and that payments in respect of such Accounts and Contracts shall be made directly to the Lender.

      5.2 Code Remedies. If an Event of Default shall have occurred and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to the Lender in this Agreement, any Loan Document and any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code (whether or not the Code applies to any part of the Collateral) and any other applicable laws. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Guarantors or any other Person (all and each of such demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales and (to the extent permitted by law) upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in each Guarantor, which right or equity is hereby (to the extent permitted by law) waived or released. Each Guarantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places that the Lender shall reasonably select, whether at the Guarantor's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of the Collateral or reasonably relating to the Collateral or the rights of the Lender under this Agreement (including, without limitation, attorneys' fees and disbursements) to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by, the Lender of any other amount required by any provision of law (including, without limitation, Section 9-504(1)(c) and Section 9-608(a)(1)(C) of the Code need the Lender account for the surplus, if any, to the Guarantors. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      5.3 Waiver; Deficiency. The Guarantors waive and agree not to assert any rights or privileges that they may acquire under Section 9-112 of the Code. The Guarantors shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

      6. Lender's Appointment as Attorney-in-Fact; Lender's Performance of Guarantors' Obligations.

      6.1 Powers. Each Guarantor hereby irrevocably constitutes and appoints the Lender and any officer or agent of the Lender (each, an "Attorney") with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of each Guarantor and in the name of each Guarantor or in its own name from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Guarantor hereby gives each Attorney the power and right, on behalf each Guarantor, without notice to or assent by each Guarantor, to do the following upon the occurrence and during the continuance of an Event of Default:

            (a) in the name of each Guarantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

            (b) in the case of any Copyrights, Patents or Trademarks, to execute and deliver any and all agreements, instruments, documents, and papers as the Lender may reasonably request to evidence the security interest of the Lender, for itself and for the ratable benefit of the Banks, in such Collateral and the goodwill and general intangibles of each Guarantor relating thereto or represented thereby;


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

            (c) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or obtain any insurance required by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

            (d) to execute, in connection with any sale provided for in Section
5.2 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral or any part thereof; and

            (e) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directing to the Lender or as the Lender shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Contract or other Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any part of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to protect, preserve, or realize upon the Collateral or any part thereof and to enforce any other right in respect of any part of the Collateral;
(v) to defend any suit, action or proceeding brought against either Guarantor or the Guarantors with respect to any part of the Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (vii) to assign, license or sublicense any, Copyrights, Patents or Trademarks (along with the goodwill of the business to which any such Collateral pertains) throughout the world for such term or terms on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any part of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Guarantors' expense, at any time, or from time to time, all acts and things that the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral or any part thereof and the security interests of the Lender, for itself and for the ratable benefit of the Banks, and to effect the intent of this Agreement, all as fully and effectively as the Guarantors might do.

      6.2 Performance by an Attorney of Guarantors' Obligations. If either Guarantor fails to perform or comply with any of its agreements contained in this Agreement, at the option of the Lender, an Attorney may, but without any obligation, perform or comply, or otherwise cause performance or compliance, with such agreement.

      6.3 Ratification; Power Coupled With an Interest. Each Guarantor hereby ratifies all actions taken by each Attorney pursuant to this Section 7. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.


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

      7. Execution of Financing Statements. Pursuant to Section 9-402, Sections 9-502 and 9-509 of the Code, each Guarantor authorizes the Lender to file financing statements with respect to the Collateral without the signature of either Guarantor in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests granted to the Lender, pursuant to this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. The Lender is authorized to describe the Collateral covered by any financing statement filed by it under the Code as "all assets" or "all personal property" of the each Guarantor.

      8. Termination and Release. (a) (a) This Agreement and the security interests created in favor of the Lender pursuant to this Agreement shall terminate when all of the Obligations have been fully and indefeasibly paid and when the Lender has no further Commitments under the Financing Agreement, at which time the Lender shall execute and deliver to each Guarantor, or to such person or persons as each Guarantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Lender, either Guarantors at the Guarantors' expense that each Guarantor shall reasonably request to evidence the release of the liens and the security interests created by this Agreement with respect to the Collateral.

            (b) All Collateral used, sold, transferred or otherwise disposed of by the Guarantors in accordance with the terms of the Financing Agreement (including, without limitation, pursuant to a waiver or amendment of the terms of the Financing Agreement), shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created under this Agreement. In connection with any such sale, transfer or disposition of Collateral, (i) the Lender shall deliver to the Guarantors, or to such person or persons as each Guarantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Guarantor at the Guarantors' expense that such Guarantor shall reasonably request to evidence the release of the liens and security interests created under such Agreement with respect to such Collateral, and (ii) any representation, warranty or covenant contained in this Agreement relating to such Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Collateral.

      9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      10. Amendments in Writing; No Waiver; Cumulative Remedies.

      11. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Financing Agreement and pursuant to a written instrument executed by the Guarantors and the Lender; provided, however, that the schedules to this Agreement shall


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

be amended and updated by the either Guarantor as and to the extent required by this Agreement.

      12. No Waiver by Course of Conduct. The Lender shall not, by any act (except by a written instrument pursuant to Section 11 of this Agreement) or delay be deemed to have waived any right or remedy under this Agreement or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege under this Agreement shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy that the Lender would otherwise have on any future occasion.

      13. Remedies Cumulative. The rights and remedies provided to the Lender in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      Notwithstanding anything herein to the contrary, to the extent that any provisions herein are directly contrary to the provisions of the Financing Agreement, such provisions in the Financing Agreement shall control.

      15. Section Headings. The section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction of this Agreement or be taken into consideration in the interpretation of this Agreement.

      16. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Guarantor, the Lender and their successors and assigns; provided, however, that neither Guarantor may not assign any of its rights, or delegate any of its duties or obligations, under this Agreement without the prior written consent of the Lender. If an assignment is made, each Guarantor shall render performance under this Agreement to the assignee. Each Guarantor waives and will not assert against any assignee any claims, defenses or set-offs that it could assert against the Lender except defenses that cannot be waived.

      17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

      IN WITNESS WHEREOF, the undersigned has caused this Guarantor Security Agreement to be duly executed and delivered as of the date first above written.

                                                    BOUNDLESS ACQUISITION CORP.

                                                    By:  /s/ Joseph Gardner
                                                       -------------------------
                                                        Name:  Joseph Gardner
                                                        Title: CFO


                                                    BOUNDLESS CORPORATION

                                                    By:  /s/ Joseph Gardner
                                                       -------------------------
                                                        Name:  Joseph Gardner
                                                        Title: CFO

                                  Schedule 3.3

100 Marcus Boulevard, Hauppauge, NY 11788

121 Executive Center Drive, Suite 131, Columbia, SC 29210

1200, 1202, and 1206B Remington Road, Schaumburg, IL 60173

1370 Reynolds Avenue, Suite 120, Irvine, CA 92614-5519

2171 West Park Court, Suite G and H, Stone Mountain, GA 30087

1377 Clint Moore Road, Boca Raton, FL 33487

DeLange Beijerd 16, NL-5431 SJ Cuijk, Netherlands (warehouse)

West Avenue, The Phoenix, Paisley PA1 2FB, Scotland (warehouse)

                                  Schedule 3.4

Chief Executive Office: 100 Marcus Boulevard, Hauppauge, NY 11788

Chief Place of Business: 100 Marcus Boulevard, Hauppauge, NY 11788

State of Incorporation: Delaware

                                  Schedule 3.5

Records located at: 100 Marcus Boulevard, Hauppauge, NY 11788

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      On the 27th day of June in the year 2002, before me personally came ______________________, to me known, who being by me duly sworn, did depose and say that he is the _______________________ of Boundless Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                ________________________________
                                                Notary Public

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      On the 27th day of June in the year 2002, before me personally came ______________________, to me known, who being by me duly sworn, did depose and say that he is the _______________________ of Boundless Acquisition Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                ________________________________
                                                Notary Public


                                                             INITIAL ___________